Exhibit 99.1

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com MACQUARIE INFRASTRUCTURE CORPORATION 125 WEST 55TH STREET, 15TH FLOOR NEW YORK, NY 10019 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MIC21SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D43675-S20176 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MACQUARIE INFRASTRUCTURE CORPORATION The Board of Directors recommends you vote FOR the following proposals: For Against Abstain Merger Proposal: To adopt the agreement and plan of merger, dated as of March [TBD], 2021 (as it may be amended from time to time), by and among!!! Macquarie Infrastructure Corporation, Macquarie Infrastructure Holdings, LLC, and Plum Merger Sub, Inc. Adjournment Proposal: To adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are!!! insufficient votes at the time of the special meeting to approve the Merger Proposal. Receipt of Notice of the Special Meeting and of the Proxy Statement is hereby acknowledged. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. D43676-S20176 MACQUARIE INFRASTRUCTURE CORPORATION This proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders to be held on May 6, 2021, at 3:00 p.m., Eastern Time You are cordially invited to participate in the Special Meeting of Shareholders of Macquarie Infrastructure Corporation, which will be held on May 6, 2021, at 3:00 p.m., Eastern Time. The Special Meeting will be a virtual meeting of shareholders. You will be able to participate in the Special Meeting, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/MIC21SM. You will need the 16-digit control number included in this proxy card in order to be able to enter the Special Meeting. In addition, you may listen to the meeting via conference call at 1-844-755-0017. Please note that you will not be able to submit questions or vote your shares via conference call. None of the proposals listed on the reverse side are related to or conditioned upon the approval of any other proposal. Each proposal is proposed by Macquarie Infrastructure Corporation. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed, dated and returned your proxy card. If you vote the shares over the Internet or by telephone, please do not return your proxy card. The undersigned hereby appoints Christopher Frost and Nick O'Neil, and each of them, attorneys and proxies with the power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Macquarie Infrastructure Corporation that the undersigned is entitled in any capacity to vote, as designated on the reverse side of this ballot, at the Special Meeting of Shareholders to be held on May 6, 2021 at 3:00 p.m., Eastern Time, via webcast, and any adjournment or postponement thereof. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING. Unless voting the shares over the Internet or by telephone, please fill in, date, sign and mail this proxy card promptly using the enclosed envelope.